EX-99.j.1

                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 20, 2004 in this Registration Statement (Form N-1A 333-104218 and 811-21328) of SMA Relationship Trust.





                                        /s/ Ernst & Young LLP
                                        ---------------------
                                        ERNST & YOUNG LLP


New York, New York
April 26, 2004